August 7, 1996



6555 Country Oaks Circle Limited Partnership
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Suite A-200
Bannockburn, Illinois  60015

Attention:  Ilona Adams

     Re:  Country Oaks, Memphis, Tennessee

Dear Ms. Adams:

     Reference is hereby made to that certain Agreement of Sale dated as of June 25, 1996, between 6555 Country Oaks Circle Limited Partnership, an Illinois limited partnership ("Seller"), and SCA North Carolina Limited Partnership, a Delaware limited partnership ("Purchaser"), as amended by that certain Letter Agreement dated as of June 25, 1996, between Seller and Purchaser, and as further amended by that certain Letter Agreement dated as of July 8, 1996, between Seller and Purchaser, (as amended, the "Agreement"). All capitalized terms which are used herein but which are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

     Seller and Purchaser agree that the date for the satisfaction of the Conditions Precedent is extended until August 23, 1996, and the Closing Date is extended to the date which is five (5) business days after either party receives notice from the other party of the satisfaction of the Conditions Precedent, but in no event later than August 29, 1996.

     In the event of an inconsistency between the terms of this letter and the terms of the Agreement, the terms of this letter shall govern and control.

     Please acknowledge your agreement to the foregoing by executing a copy of this letter and returning it to the undersigned.

                              Sincerely,

                              SCA NORTH CAROLINA
                              LIMITED PARTNERSHIP

                              By:  SCA-North Carolina (1) Incorporated, a
                                   Maryland corporation, general partner

                                   By:  /s/  Raymond D. Barrows
                                        -----------------------------------
                                   Name:     Raymond D. Barrows
                                        -----------------------------------
                                   Title:    Vice President
                                        -----------------------------------

ACCEPTED AND AGREED TO as of
August 7, 1996

6555 COUNTRY OAKS CIRCLE
LIMITED PARTNERSHIP

By:  Balcor Partners 85II, Inc., an
     Illinois corporation, general partner

     By:  /s/  James E. Mendelson
          -----------------------------------
     Name:     James E. Mendelson
          -----------------------------------
     Title:    Authorized Representative
          -----------------------------------

                                August 23, 1996



6555 Country Oaks Circle Limited Partnership
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Suite A-200
Bannockburn, Illinois  60015

Attention:  Ilona Adams

     Re:  Country Oaks, Memphis, Tennessee

Dear Ms. Adams:

     Reference is hereby made to that certain Agreement of Sale dated as of June 25, 1996, between 6555 Country Oaks Circle Limited Partnership, an Illinois limited partnership ("Seller"), and SCA North Carolina Limited Partnership, a Delaware limited partnership ("Purchaser"), as amended by that certain Letter Agreement dated as of June 25, 1996, between Seller and Purchaser, and as further amended by that certain Letter Agreement dated as of July 8, 1996, between Seller and Purchaser, and as further amended by that certain Letter Agreement dated as of August 7, 1996, between Seller and Purchaser, (as amended, the "Agreement"). All capitalized terms which are used herein but which are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

     Seller and Purchaser agree that the date for the satisfaction of the Conditions Precedent is extended until August 27, 1996, and the Closing Date is extended to August 29, 1996.

     In the event of an inconsistency between the terms of this letter and the terms of the Agreement, the terms of this letter shall govern and control.

     Please acknowledge your agreement to the foregoing by executing a copy of this letter and returning it to the undersigned.

                              Sincerely,

                              SCA NORTH CAROLINA
                              LIMITED PARTNERSHIP

                              By:  SCA-North Carolina (1) Incorporated, a
                                   Maryland corporation, general partner

                                   By:  /s/  Raymond D. Barrows
                                        -------------------------------------
                                   Name:     Raymond D. Barrows
                                        -------------------------------------
                                   Title:    Vice President
                                        -------------------------------------

ACCEPTED AND AGREED TO as of
August 23, 1996

6555 COUNTRY OAKS CIRCLE
LIMITED PARTNERSHIP

By:  Balcor Partners 85II, Inc., an
       Illinois corporation, general partner

     By:  /s/  Jerry M. Ogle
          ----------------------------------
     Name:     Jerry M. Ogle
          ----------------------------------
     Title:    Vice President and Secretary
          ----------------------------------

                                August 27, 1996



6555 Country Oaks Circle Limited Partnership
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road
Suite A-200
Bannockburn, Illinois  60015

Attention:  Ilona Adams

     Re:  Country Oaks, Memphis, Tennessee

Dear Ms. Adams:

     Reference is hereby made to that certain Agreement of Sale dated as of June 25, 1996, between 6555 Country Oaks Circle Limited Partnership, an Illinois limited partnership ("Seller"), and SCA North Carolina Limited Partnership, a Delaware limited partnership ("Purchaser"), as amended by those certain Letter Agreements dated as of June 25, 1996, July 8, 1996, August 7, 1996, and August 23, 1996 (as amended, the "Agreement"). All capitalized terms which are used herein but which are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

     Seller and Purchaser agree that the Closing Date is extended to September 5, 1996.

     In the event of an inconsistency between the terms of this letter and the terms of the Agreement, the terms of this letter shall govern and control.
     Please acknowledge your agreement to the foregoing by executing a copy of this letter and returning it to the undersigned.

                              Sincerely,

                              SCA NORTH CAROLINA
                              LIMITED PARTNERSHIP

                              By:  SCA-North Carolina (1) Incorporated, a
                                   Maryland corporation, general partner

                                   By:   /s/ Raymond D. Barrows
                                        ------------------------------------
                                   Name:     Raymond D. Barrows
                                        ------------------------------------
                                   Title:    Vice President
                                        ------------------------------------

ACCEPTED AND AGREED TO as of
August 27, 1996

6555 COUNTRY OAKS CIRCLE
LIMITED PARTNERSHIP

By:  Balcor Partners 85II, Inc., an
     Illinois corporation, general partner

     By:  /s/ James E. Mendelson
          --------------------------------
     Name:    James E. Mendelson
          --------------------------------
     Title:   Authorized Rep.
          --------------------------------